EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Gerard A. Champi, Interim President/Chief Executive Officer of First National Community Bancorp, Inc. (the “Company”), hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2009 (the “Report”):

1.           fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2009.

Date: March 10, 2010	By: /s/ Gerard A. Champi
Gerard A. Champi Interim President/Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.